UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2008

CENTURY PROPERTIES GROWTH FUND XXII

(Exact name of Registrant as specified in its charter)

            California

   0-13418

  94-2939418

(State or other jurisdiction

(Commission

     (I.R.S. Employer

   of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into A Material Definitive Agreement.

See the description under Item 2.03 below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Century Properties Growth Fund XXII, a California limited partnership (the “Registrant”), owns a 100% interest in Wood Creek CPGF 22, L.P., a Delaware limited partnership (the “Partnership”).  On March 31, 2008 the Partnership obtained a second mortgage loan in the principal amount of $5,770,000 on its investment property, Woodcreek Apartments, located in Mesa, Arizona. The second mortgage loan bears interest at a fixed rate of 5.68% per annum, and requires monthly payments of principal and interest of approximately $33,000, beginning on May 1, 2008 through the August 1, 2016 maturity date.  The second mortgage loan has a balloon payment of approximately $5,049,000 due at maturity. The Partnership may repay the second mortgage loan at any time with 30 days written notice to the Lender subject to a prepayment penalty.  As a condition of the loan, the lender required AIMCO Properties, L.P., an affiliate of the Partnership, to guarantee certain recourse obligations and liabilities of the Partnership with respect to the new mortgage financing.

In accordance with the terms of the loan agreement relating to the second mortgage loan, payment of the loan may be accelerated at the option of the Lender if an event of default, as defined in the loan agreement occurs.   Events of default include nonpayment of monthly principal and interest by the due date, nonpayment of the matured balance of the loan on the maturity date, and the occurrence of any breach or default in the performance of any of the covenants or agreements made by the Partnership.

The foregoing description is qualified in its entirety by reference to the Multifamily Note and Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, copies of which are filed as exhibits 10.40 and 10.41 to this report.

In accordance with the Registrant’s partnership agreement, the Registrant’s Managing General Partner is evaluating the cash requirements of the Registrant to determine what portion of the net proceeds after repayment of amounts owed to affiliates, if any, from the above transaction will be distributed to the Registrant’s partners.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

    The following exhibits are filed with this report:

10.40

Multifamily Note dated March 31, 2008 between Wood Creek CPGF 22, L.P., a Delaware limited partnership, and Capmark Bank dated March 31, 2008. *

10.41

Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing between Wood Creek CPGF 22, L.P., a Delaware limited partnership and Capmark Bank dated March 31, 2008. *

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES GROWTH FUND XXII

By:

FOX PARTNERS IV

General Partner

By:

FOX CAPITAL MANAGEMENT CORPORATION

Managing General Partner

By:

/s/Stephen B. Waters

Stephen B. Waters

Vice President

Date:

April 4, 2008